Exhibit 10.17

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE INDICATED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Merchant Processing Agreement

Between

NOVA Information Systems, Inc.,

U.S. Bank, N.A.

And

NBO Systems, Inc.

MERCHANT PROCESSING AGREEMENT

This Merchant Processing Agreement ("Agreement") is entered into as of the date set forth below, by and among NBO Systems, Inc. ("Merchant" or "you"), NOVA Information Systems, Inc., a Georgia corporation ("NOVA") and U.S. Bank, N.A., Minneapolis, MN, a national banking association ("Member").

Recitals

A. Merchant desires to accept credit cards validly issued by Visa U.S.A., Inc. ("Visa") and MasterCard International Incorporated ("MasterCard") ("Cards").

B. NOVA and Member desire to provide credit card processing services to Merchant.

C. Therefore, Merchant, NOVA and Member agree as follows:

Terms and Conditions

1. Honoring Cards.

A. Without Discrimination. You will honor, without discrimination, any Card properly tendered by a Cardholder. "Cardholder" means a person possessing a Card and purporting to be the person in whose name the Card is issued.

B. Cardholder Identification. You will identify the Cardholder and check the expiration date and signature on each Card. You will not honor any Card if:

        i. the Card has expired,

        ii. the signature on the sales draft does not correspond with the signature on the Card, or

        iii. the account number embossed on the Card does not match the account number on the Card's magnetic stripe (as printed in electronic form) or the account number is listed on a current Electronic Warning Bulletin file.

Unless permitted under the Laws and Rules (defined below), you will not require a Cardholder to provide personal information, such as a home or business telephone number, a home or business address, or a driver's license number, as a condition for honoring a Card.

C. Card Recovery. You will use your reasonable, best efforts to recover any Card:

        i. on Visa Cards, if the printed four digits above the embossed account number do not match the first four digits of the embossed account number,

        ii. if you are advised by Member (or its designee), the issuer of the Card or the designated voice authorization center to retain it,

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        iii. if you have reasonable grounds to believe the Card is counterfeit, fraudulent or stolen, or not authorized by the Cardholder, or

        iv. or MasterCard Cards, the embossed account number, indent printed account number and/or encoded account number do not agree, or the Card does not have a MasterCard hologram on the lower right comer of the Card face.

D. Surcharges. You will not add any amount to the posted price of goods or services you offer as a condition of paying with a Card, consistent with the Laws and the Rules. This paragraph does not prohibit you from offering a discount to induce a person to pay by cash, check or similar means rather than by using a Card.

E. Return Policy. You will properly disclose to the Cardholder, at the time of the Card transaction and in accordance with the Rules, any limitation you have on accepting returned merchandise.

F. No Claim Against Cardholder. You will not have any claim against, or right to receive payment from, a Cardholder or any other customer in any Card transaction unless Member or NOVA refuses to accept the Sales Draft (as defined in Section 3) or revokes its prior acceptance of the Sales Draft (after receipt of a chargeback or otherwise). You will not accept any payments from a Cardholder with respect to previous charges for merchandise or services included in a Sales Draft, and in the event of receipt of any such payments, you promptly will remit such amounts to Member.

G. Disputes With Cardholders. All disputes between you and any Cardholder relating to any Card transaction will be settled between you and the cardholder. Neither NOVA nor Member bears any responsibility for such transactions.

2. Authorization.

A. Required on all Transactions. You will obtain a prior authorization via electronic terminal or similar device before completing any transaction. You will follow any instructions received during such authorization process. Upon receipt of authorization, you may consummate only the transaction authorized and must note on the Sales Draft the authorization number. Where authorization is obtained, you will be deemed to warrant the true identity of the customer as the Cardholder. Transactions will be deemed invalid on Cards that are expired, whether or not an authorization has been obtained. For electronic commerce transactions, you must attempt to obtain the Card expiration date and forward it as part of the authorization request.

B. Effect. Authorizations are not a guarantee of acceptance or payment of the Card transaction and will not waive any provision of this Agreement or otherwise validate a fraudulent transaction or a transaction involving the use of an expired Card. You are fully liable for all chargebacks.

C. Unreadable Magnetic Stripes. If you authorize and present Card transactions electronically and your terminal is unable to read the magnetic stripe on the Card, you will obtain an imprint of the Card and the Cardholder's signature on the imprinted draft before presenting the transaction to Member and NOVA for processing.

3. Presentment of Sales Drafts.

A. Forms. You will use a sales draft or other form approved by Member and NOVA ("Sales Draft") to document each Card transaction. Each Sales Draft will be legibly imprinted with:

        i Merchant's name and account number,

        ii. the information embossed on the Card presented by the Cardholder (either electronically or manually),

        iii. the date of the transaction,

        iv. a brief description of the goods or services involved,

        v. the transaction authorization number,

        vi. the total amount of the sale (including any applicable taxes) or credit transaction, and

        vii. adjacent to the signature line, a notation that all sales are final, if applicable.

B. Signatures. Sales Drafts must be signed by the Cardholder. The requirement for the Cardholder's signature on the Sales Draft will only be waived if the Card transaction is a valid mail/telephone order or electronic commerce Card transaction which fully complies with the requirements set forth in this Agreement.

C. Reproduction of Information. If the following information embossed on the Card and the Merchant's name is not legibly imprinted on the Sales Draft, you will legibly reproduce:

        i. the Cardholder's name,

        ii. account number,

        iii. expiration date, and

        iv. the Merchant's name and place of business.

Additionally, for MasterCard transactions, you will legibly reproduce the name of the bank as it appears on the face of the Card.

D. Delivery and Retention of Sales Drafts. You will deliver a true and complete copy of the Sales Draft or credit voucher to the Cardholder at the time of the transaction You will retain the "merchant copy" of the Sales Draft or credit memorandum for at least 3 years following the date of completion of the Card transaction (or such longer period as the Rules may require).

E. Electronic Transmission. If you utilize electronic authorization and/or data capture services, you will enter the data related to a sales or credit transaction into a computer terminal or magnetic stripe reading terminal no later than the close of business on the date the transaction is completed. If you provide your own electronic terminal or similar device, such terminals must meet NOVA's requirements for processing transactions. Information regarding a sales or credit transaction transmitted with a computer or magnetic stripe reading terminal will be transmitted by you to NOVA or its agent in the form NOVA from time to time specifies, or as required under the Laws or Rules. If Member or NOVA requests a copy of a Sales Draft, credit voucher or other transaction evidence, you will provide it within 10 calendar days following the request.

4. Deposit of Sales Drafts.

A. Funds.

        i. Deposits. You agree that this Agreement is a contract of financial accommodation within the meaning of the Bankruptcy Code, 11 U.S.C. § 365, as amended from time to time. Subject to this Section, Member will deposit to the Merchant Account (defined in Section 6 below) all funds evidenced by Sales Drafts (whether evidenced in writing or by electronic means) complying with the terms of this Agreement and the Rules and will provide you provisional credit for such Sales Drafts (less recoupment of any credit(s), adjustments, fines, chargebacks or fees). You acknowledge that your obligation to NOVA and Member for all amounts owed under this Agreement arise out of the same transaction as Member's obligation to deposit funds to the Merchant Account.

        ii. Provisional Credit. Notwithstanding the previous Section, under no circumstance will Member or NOVA be responsible for processing credits or adjustments related to original sales transactions not processed by Member and NOVA. All Sales Drafts and deposits are subject to audit and final checking by Member and NOVA, and may be adjusted for inaccuracies. You acknowledge that all credits provided to you are provisional and subject to chargebacks and adjustments in accordance with the Rules, whether or not a transaction is charged back by the Card Issuer. Member may elect to grant conditional credit for individual or groups of any Sales Drafts. Final credit for those conditional Sales Drafts will be granted within Member's sole discretion.

B. Chargebacks. You are fully liable to NOVA and Member for all transactions returned to NOVA or Member for whatever reason, otherwise known as "chargebacks." You will pay NOVA and Member on demand the value of all chargebacks. You agree to accept for chargeback and will be liable to Member and NOVA in the amount of any sale for which the cardholder disputes the validity of the sale. You authorize Member and NOVA to offset from incoming transactions and to debit the Merchant Account, the Reserve Account, or any other account held at Member or at another financial institution the amount of all chargebacks. You will fully cooperate with NOVA and Member in complying with the Rules regarding chargebacks.

C. Excessive Activity. Your presentation to NOVA of Excessive Activity will be a breach of this Agreement and cause for immediate termination of this Agreement. "Excessive Activity" means, during any monthly period, and for any one of Merchant's terminal identification numbers or merchant identification numbers, chargebacks and/or retrieval requests in excess of one percent (1%) of the average monthly dollar amount of your Card transactions. You authorize, upon the occurrence of Excessive Activity, Member and NOVA to take additional actions as either of them may deem necessary, including, but not limited to, suspension of processing privileges or creation or maintenance of a reserve account in accordance with this Agreement on any one or more of Merchant's terminal identification numbers or merchant identification numbers, as may be applicable.

D. Credits.

        i. Credit Memoranda. You will issue a credit memorandum, instead of making a cash advance, a disbursement or a refund on any Card transaction. Member will debit the Merchant Account for the total face amount of each credit memorandum submitted to NOVA. You will not submit a credit relating to any Sales Draft not originally submitted to NOVA, nor will you submit a credit that exceeds the amount of the original Sales Draft. You will, within the time period specified by applicable law, provide NOVA with a credit memorandum or credit statement for every return of goods or forgiveness of debt for services which were the subject of a Card transaction.

        ii. Revocation of Credit. Member or NOVA may refuse to accept any Sales Draft or revoke its prior acceptance of a Sales Draft in the following circumstances: (a) the transaction giving rise to the Sales Draft was not made in compliance with all terms and conditions of this Agreement, the Laws and the Rules; (b) the Cardholder disputes his liability to Member for any reason, including but not limited to those chargeback rights enumerated in the Rules; or (c) the transaction giving rise to the Sales Draft was not directly between you and the Cardholder. You will pay Member or NOVA, as appropriate, any amount previously credited to you for a Sales Draft not accepted by Member or NOVA or, where accepted, is subsequently revoked.

E. Reprocessing. Notwithstanding any authorization or request from the Cardholder or customer, you will not reenter or reprocess any Card transaction that has been charged back

F. Factoring. You will not present for processing or credit, directly or indirectly, any transaction not originated as a result of a Card transaction directly between you and the Cardholder.

5. Other Types of Transactions.

A. Mail Order. You may solicit or accept mail orders or telephone orders or any transaction in which the Cardholder and Card are not present ("mail/telephone orders") without NOVA's or Member's prior authorization as presently disclosed on Exhibit "A" attached hereto and incorporated herein and as disclosed subsequently on the Additional Location form for any new location that is approved by NOVA. Mail/telephone orders completed without prior consent of NOVA or Member will be a breach of this Agreement and cause for immediate termination in addition to any other remedies available under the Laws and the Rules. You may be required to use an address verification service ("AVS")

on mail/telephone transactions. AVS is not a guarantee of payment and the use of AVS will not waive any provision of this Agreement or validate a fraudulent transaction. You will obtain the expiration date of the Card for a mail/telephone order and submit the expiration date when obtaining authorization of the Card transaction. For mail/telephone order transactions, you will type or print legibly on the signature line of the Sales Draft the following applicable words or letters: telephone order or "TO"; or mail order or "MO".

B. Recurring Transactions. For recurring transactions, you must obtain a written request from the Cardholder for such goods and services to be charged to the Cardholder's account, the frequency of the recurring charge and the duration of time during which such charges may be made. You will not complete any recurring transaction after receiving: (i) a cancellation notice from the Cardholder, (ii) notice from NOVA or Member, or (iii) a response that the Card is not to be honored. You must print legibly on the Sales Draft the words "Recurring Transaction".

C. Multiple Sales Drafts. You will include a description and total amount of goods and services purchased in a single sales transaction on a single Sales Draft or transaction record, unless: (i) partial payment is entered on the Sales Draft or transaction record and the balance of the transaction amount is paid in cash or by check at the time of transaction, or (ii) a Sales Draft represents an advance deposit in a Card transaction completed in accordance with this Agreement and the Rules.

D. Deposits.

        i. Prior Consent. You will not accept for payment by Card any amount representing a deposit or partial payment for goods or services to be delivered in the future without the prior consent of NOVA or Member. The acceptance of a Card for payment or partial payment of goods or services to be delivered in the future without prior consent will be deemed to be a breach of this Agreement and cause for immediate termination, in addition to any other remedies available under the Laws or Rules.

        ii. Acceptance. If you have obtained prior consent, then you will complete such Card transactions in accordance with the terms set forth in this Agreement, the Rules, and the Laws. Cardholders must execute one Sales Draft upon making a deposit with a Card and a second Sales Draft upon paying the balance. You will note upon the Sales Draft the words "deposit" or "balance" as appropriate. You will not deposit the Sales Draft labeled "balance" until the goods have been delivered to Cardholder or you have fully performed the services.

E. Future Delivery. You will not present any Sales Draft or other memorandum to Member or NOVA for processing (whether by electronic means or otherwise) which relates to the sale of goods or services for future delivery without Member or NOVA's prior authorization. If Member has previously given such consent, you represent and warrant to Member and NOVA that you will not rely on any proceeds or credit resulting from such transactions to purchase or furnish goods or services. You will maintain sufficient working capital to provide for the delivery of goods or services at the agreed upon future date, independent of any credit or proceeds resulting from Sales Drafts or other memoranda taken in connection with future delivery transactions.

F. Electronic Commerce Transactions.

        i. Authorization. You have NOVA's prior consent to process electronic commerce ("EC") transactions as presently disclosed on Exhibit "A" attached hereto and incorporated herein and as disclosed subsequently on the Additional Location form for any new location that is approved by NOVA, and you may process such transactions only if the transactions have been encrypted by a third party vendor acceptable to NOVA and Member. If you submit EC transactions without NOVA's consent, NOVA may immediately terminate this Agreement. You understand that transactions processed via EC are high risk and subject to a higher incidence of chargebacks. You are liable for all chargebacks and losses related to EC transactions, whether or not: i) EC transactions have been encrypted; or ii) you have obtained NOVA's consent to engage in such transactions. Encryption is not a guarantee of payment and will not waive any provision of this Agreement or otherwise validate a fraudulent transaction. All communication costs related to EC transactions will be your responsibility. You understand that NOVA will not manage EC telecommunications link and that it is your responsibility to manage that link. All EC transactions will be settled by Member into a depository institution of the United States in U.S. currency.

        ii. Requirements. For goods to be shipped on EC transactions, you may obtain authorization up to 7 calendar days prior to the shipment date. The authorization is valid if the Sales Draft amount is within 15% of the authorized amount, provided that the additional amount represents shipping costs. Further, your web site must contain all of the following information: (a) complete description of the goods or services offered, (b) returned merchandise and refund policy, (c) customer service contact, including electronic mail address and/or telephone number, (d) transaction currency (such as U.S. or Canadian dollars), (e) export or legal restrictions, if known, and (f) delivery policy. If you store cardholder account numbers, expiration dates, and other personal cardholder data in a database, you must folldw MasterCard's guidelines on securing such data.

G. American Express, Discover, and Diner's Transactions. Upon your request, NOVA will provide authorization or authorization and data capture services for Discover, Diner's and American Express transactions. You must enter into a separate merchant agreement with NOVUS Services, Inc., Citicorp Diners Club,

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or American Express if you choose to take such transactions. Neither NOVA nor Member is responsible for finding such transactions.

6. Merchant Account.

A. Establishment and Authority. You will establish and maintain with Member (or with an ACH receiving institution acceptable to Member), one or more commercial checking account(s) to facilitate payment for Card transactions (collectively, the "Merchant Account"). You will maintain sufficient funds in the Merchant Account to accommodate all transactions including, but not limited to, fees, fines, and chargebacks contemplated by this Agreement. You irrevocably authorize NOVA and Member to debit the Merchant Account for chargebacks in accordance with the Rules, fees and any other penalties or payments under this Agreement. You also authorize NOVA's or Member's vendors or agents to debit the Merchant Account for any fees due such vendor or agent. You must obtain prior written consent from Member and NOVA to change the Merchant Account. If you don't get that consent, NOVA or Member may immediately terminate the Agreement and may take other actions necessary to protect them within their discretion.

B. Member Merchant Account. If the Merchant Account is maintained with Member, Member will deposit all funds evidenced by Sales Drafts to it subject to Section 4 of this Agreement. You authorize Member or NOVA to initiate reversal or adjustment entries and initiate or suspend such entries as may be necessary to grant you conditional credit for any entry.

C. Other Merchant Account. If the Merchant Account is maintained at a depository institution approved by Member, Member will make deposits to the Merchant Account pursuant to this Agreement. You authorize and appoint Member to act as your agent to collect Card transaction amounts from the Card issuing bank. As the collecting agent, Member, in its sole discretion, may grant you provisional credit for transaction amounts in the process of collection, subject to receipt of final payment by Member and NOVA and subject to all chargebacks, returns, fees and fines.

D. Asserted Errors. You must promptly examine all statements relating to the Merchant Account, and immediately notify NOVA in writing of any errors. Your written notice must include: (i) Merchant name and account number, (ii) the dollar amount of the asserted error, (iii) a description of the asserted error, and (iv) an explanation of why you believe an error exists and the cause of it, if known. That written notice must be received by NOVA within 60 days after you received the periodic statement containing the asserted error. You may not make any claim against Member or NOVA for any loss or expense relating to any asserted error for 60 days immediately following NOVA's receipt of your written notice. During that 60 day period, NOVA will be entitled to investigate the asserted error, and you will not incur any cost or expense in connection with the asserted error without notifying NOVA.

E. Indemnity. You will indemnify and hold NOVA and Member harmless for any action they take against the Merchant Account pursuant to this Section. You will also indemnify and hold harmless the institution at which you maintain your Merchant Account for acting in accordance with any instruction from us regarding the Merchant Account. This section will survive termination of this Agreement.

F. ACH Authorization. You authorize Member, NOVA, and their vendors or agents to initiate debit/credit entries to the Merchant Account, the Reserve Account, or any other account maintained by you at any institution that is a receiving member of ACH, all in accordance with this Agreement. In the event you change the Merchant Account, you will notify NOVA, and this authorization will apply to the new account.

7. Security Interests, Reserve Account, Recoupment and Set-Off.

A. Security Interests. This Agreement will constitute a security agreement under the Uniform Commercial Code. You grant to Member and NOVA a security interest in and lien upon: (i) all funds at any time in the Merchant Account, (ii) all funds at any time in the Reserve Account (as defined below), regardless of the source of such funds, (iii) present and future Sales Drafts, and (iv) all your rights relating to this Agreement including, without limitation, all rights to receive any payments or credits under this Agreement (collectively, the "Secured Assets"). Upon request of Member or NOVA, you will execute one or more financing statements or other documents to evidence this security interest. You represent and warrant that no other party has a security interest in the Secured Assets. These security interests and liens will secure all of your obligations under this Agreement and any other agreements now existing or later entered into between Merchant, NOVA and/or Member including, but not limited to, your obligation to pay any amounts due and owing to Member or NOVA. With respect to such security interests and liens, Member and NOVA will have all rights afforded under the Uniform Commercial Code, any other applicable law and in equity. You will obtain from Member and NOVA written consent prior to granting a security interest of any kind in the Secured Assets to a third party. You agree that this is a contract of recoupment and Member and NOVA are not required to file a motion for relief from a bankruptcy action automatic stay to realize on any of the Secured Assets. Nevertheless, you agree not to contest or object to any motion for relief from the automatic stay filed by NOVA or Member.

B. Reserve Account.

        i. Establishment. Upon the occurrence of a Reserve Event, you will establish and maintain a deposit account ("Reserve Account") at Member in the amount of the Reserve Amount.

                a) Reserve Events. The following will constitute Reserve Events: (1) fraudulent activity in any monthly period that equal or exceeds 1% of Merchant's average monthly volume over the preceding 12 month period, (2) chargebacks in any monthly period that equal or exceed 1% of the total dollar value of incoming items to NOVA, (3) NOVA's reasonable belief that you have accepted deposits but have not delivered the goods or services, (4) the commencement of bankruptcy, receivership, insolvency or similar action or proceeding initiated by or against you, and (5) termination of this Agreement for any reason.

                b) Reserve Amount. "Reserve Amount" means an amount equal to the aggregate dollar value of [(Average % credits to processing volume during the same period + Average % chargebacks to processing volume during the same period) multiplied by three] multiplied by [Average Monthly Processing Volume] plus [one month's average fees] plus [# days delayed delivery multiplied by the average day's processing volume]. For purposes of this calculation, the number of days delayed delivery means the number of days between the date on which the cardholder's card is charged and the date the cardholder receives and is satisfied with the product. Further, for purposes of this calculation, NOVA will determine, in its sole discretion, the applicable period considering factors such as Merchant's sale's growth and seasonality.

                c) Funding. Member and NOVA have the right to debit the Merchant Account to establish or maintain funds in the Reserve Account. Member or NOVA may deposit into the Reserve Account funds they would otherwise be obligated to pay you, for the purpose of establishing or maintaining the Reserve Account in accordance with this Section, if they determine such action is reasonably necessary to protect their interests. Further, Merchant may at any time replace funds held in the Reserve Account with a letter of credit issued by an institution and in a form acceptable to NOVA.

        ii. Authorizations. Member or NOVA may, without notice to you, apply deposits in the Reserve Account against any outstanding amounts you owe under this Agreement or any other agreement between you and Member or NOVA. Also, NOVA or Member may exercise their rights under this

Agreement to collect any amounts due to Member or NOVA including, without limitation, rights of set-off and recoupment.

        iii. Funds. Funds in the Reserve Account will remain in the Reserve Account until 90 days following termination of Reserve Events (1) through (4), above. With regard to Reserve Event number (5), (termination), in no event will you be entitled to a return of Reserve Account funds before 270 days following the effective date of termination of this Agreement, provided, however, that you will remain liable to NOVA and Member for all liabilities occurring beyond such 270 day period. Member and NOVA will have sole control of the Reserve Account. NOVA will, however, review the Merchant account activity and the Reserve Account every 45 days to determine what, if any, funds may be returned to the Merchant before 270 days following the effective date of termination of this Agreement.

C. Recoupment and Set Off. Member and NOVA have the right of recoupment and set-off. This means that they may offset any outstanding/uncollected amounts owed to them from: (i) any amounts they would otherwise be obligated to deposit into the Merchant Account, and (ii) any other amounts NOVA or Member may owe you under this Agreement or any other agreement. You acknowledge that in the event of a bankruptcy proceeding, in order for you to provide adequate protection under Bankruptcy Code § 362 to NOVA, you must create or maintain the Reserve Account as required by NOVA, and NOVA will have the right to offset against the Reserve Account for any and all obligations which you may owe to NOVA and Member, without regard to whether the obligations relate to Sales Drafts initiated or created before or after the filing of the bankruptcy petition.

D. Remedies Cumulative. The rights conferred upon Member and NOVA in this Section are not intended to be exclusive of each other or of any other rights and remedies of Member and NOVA under this Agreement, at law or in equity. Rather, each and every right of Member and NOVA at law or in equity will be cumulative and concurrent and in addition to every other right.

8. Fees.

A. Fees. You are obligated to pay Member and NOVA, or Member's or NOVA's designated agent, fees for services, forms or equipment in accordance with the Schedule of Fees which is incorporated into this Agreement by reference. Such fees will be calculated and debited from the Merchant Account once each month for the previous month's activity.

B. Fee Amendments. The fees set forth on the Schedule of Fees will not be amended by NOVA for the Initial Term of the Agreement except to pass through to you increases in interchange, assessments, or fees imposed by a third party. Notwithstanding the previous sentence, the NOVA Processing Fee may be adjusted in NOVA's or Member's discretion for the remaining term of the Agreement if: i) your annualized Visa/MasterCard average ticket or volume falls below projections by more than 20%, or ii) your Visa/MasterCard average ticket or volume for any month falls below 50% of such Visa/MasterCard average ticket or volume during the same month the previous calendar year.

C. Taxes. You are also obligated to pay all taxes and other charges imposed by any governmental authority on the services provided under this Agreement.

9. Application, Indemnification, Limitation of Liability.

A. Application. You represent and warrant to Member and NOVA that all information in the Application is correct and complete. You must notify NOVA in writing of any changes to the information in the Application, including but not limited to: any additional location or new business, the identity of principals and/or owners, the form of business organization (i.e., sole proprietorship, partnership, etc.), type of goods and services provided, and how sales are completed (i.e., by telephone, mail, or in person at your place of business). The notice must be received by NOVA within 10 business days of the change. You will provide updated information to NOVA within a reasonable time upon request. You are liable to Member and NOVA for all losses and expenses incurred by Member or NOVA arising out of your failure to report changes to us.

B. Indemnification. You will be liable for, hold harmless, and will indemnify NOVA, Member and their employees, officers, directors, and agents for all attorneys' fees and other costs and expenses paid or incurred by Member and NOVA in the enforcement of the Agreement, and in collecting any amounts due to Member or NOVA, arising, from: (i) a dispute between you and a Cardholder, (ii) the transmission of information by you, or (iii) resulting from any breach by you of this Agreement.

C. Limitation of Liability. The liability, if any, of NOVA or Member under this Agreement for any claims, costs, damages, losses and expenses for which they are or may be legally liable, whether arising in negligence or other tort, contract, or otherwise, will not exceed in the aggregate the amount of fees paid by you, less interchange and assessments, over the previous 12 month period, calculated from the date the liability accrued. In no event will NOVA, Member or their agents, officers, directors or employees be liable for indirect, special, or consequential damages.

D. Performance. NOVA and Member will perform all services in accordance with this Agreement. NOVA makes no other warranty, express or implied, regarding the services, and nothing contained in the Agreement will constitute such a warranty. NOVA disclaims all implied warranties, including those of merchantability and fitness for a particular purpose. No party will be liable to the other parties for any failure or delay in its performance of this Agreement if such failure or delay arises out of causes beyond the control and without the fault or negligence of such party.

10. Representations and Warranties. You represent and warrant to NOVA and Member the following:

A. Information. All information contained on the Application or any other document submitted to NOVA is true and complete and properly reflects the business, financial condition, and principal partners, owners, or officers of Merchant. You are not engaged or affiliated with any businesses, products or methods of selling other than those set forth on the Application, unless you obtain the prior written consent of NOVA.

B. Corporate Power. Merchant and the person signing this Agreement have the power to execute and perform this Agreement. Merchant represents and warrants that the person executing this Agreement is duly authorized to bind Merchant to all provisions of this Agreement, and that such person is authorized to execute any documents and to take any action on behalf of Merchant that may be required by NOVA or Member, now or in the future. This Agreement will not violate any law, or conflict with any other agreement to which you are subject.

C. No Litigation. There is no action, suit or proceeding pending or to your knowledge threatened which if decided adversely would impair your ability to carry on your business substantially as now conducted or which would adversely affect your financial condition or operations. You have never been placed on the MasterCard MATCH system or the Combined Terminated Merchant File.

D. Transactions. All transactions are bona fide. No transaction involves the use of a Card for any purpose other than the purchase of goods or services from you and does not involve a Cardholder obtaining cash from you unless allowed by the Rules and agreed in writing with NOVA.

E. Rule Compliance. You will comply with the Laws and Rules.

11. Audit and Financial Information.

A. Audit. You authorize NOVA and Member to audit your records to confirm compliance with this Agreement. You will submit a copy of your latest audit of your business when requested by NOVA or Member. Merchant acknowledges that they have a continuing obligation to provide quarterly reporting to NOVA detailing the funds on hold for gift certificates and gift cards processed under this Agreement. Specifically, the quarterly reporting must contain information on how the Merchant reconciles the cash in the bank to what the Merchant has outstanding with sufficient detail to identify what items the Merchant has taken to the bottom line to reconcile from prior periods. This report is currently known as the Bank Reconciliation Report.

B. Financial Information.

        i. Authorizations. You authorize NOVA and Member to make any credit inquiries they consider necessary to review the acceptance of this Agreement. You also authorize any person or credit reporting agency to compile information to answer those credit inquires and to furnish that information to them.

        ii. Documents. You will provide NOVA and Member financial statements and other financial information as requested from time to time. You will furnish within 120 days after the end of each fiscal year to NOVA and Member a financial statement of profit and loss for the fiscal year and a balance sheet as of the end of the fiscal year.

12. Third Parties.

A. Services. You may be using special services or software provided by a third party to assist you in processing transactions, including authorizations and settlements, or accounting functions. You are responsible for ensuring compliance with the requirements of any third party in using their products. This includes making sure you have and comply with any software updates. NOVA has no responsibility for any transaction until that point in time NOVA receives data about the transaction.

B. Use of Terminals Provided by Others. You will notify NOVA immediately if you decide to use electronic authorization or data capture terminals provided by any entity other than NOVA or its authorized designee ("third party terminals") to process transactions. If you elect to use third party terminals, you agree (1) the third party providing the terminals will be your agent in the delivery of Card transactions to Member via Visa Net or a similar data processing system or network; and (ii) to assume full responsibility and liability for any failure of that third party to comply with the Rules or this Agreement. Neither Member nor NOVA will be responsible for any losses or additional fees incurred by you as a result of any error by a third party agent or a malfunction in a third party terminal.

13. Term and Termination.

A. Term. The Agreement will become effective on the date Member executes this Agreement ("Effective Date"). The Agreement will remain in effect for a period of 1 year ("Initial Term") and will renew for successive 1 year terms ("Renewal Term") unless terminated as set forth below.

B. Termination.

        i. Without Cause. The Agreement may be terminated by any party to be effective at the end of the Initial Term or any Renewal Term by giving written notice of its intent not to renew at least 90 days before the end of the current term.

        ii. With Cause. The appropriate party may terminate this Agreement immediately upon the occurrence of an Event of Default, defined below. Notice of termination may be given orally or in writing, but if given orally will be confirmed in writing. Termination will be effective on the date specified by the notice.

C. Events of Default. The following will constitute an Event of Default

        i. Excessive Event. The occurrence of Excessive Activity.

        ii. Mail or Telephone Orders. Accepting mail or telephone orders or EC transactions without NOVA's prior consent.

        iii. Nonpayment. You do not pay NOVA or Member any amount you owe NOVA or Member.

        iv. Adverse Financial Condition. Your financial condition materially changes adversely.

        v. Garnishment. Your deposit accounts with Member, the Merchant Account, or any of your property in the possession of NOVA or Member is garnished or attached.

        vi. Asset Assignment. You assign your assets generally for the benefit of creditors.

        vii. Bankruptcy. A proceeding is commenced by or against you under any bankruptcy, insolvency or similar law seeking an order to adjudicate you bankrupt or insolvent or other relief with respect to you or your debts, or seek appointment of a receiver or similar official for you or for any substantial part of your assets.

        viii. Breach. A party fails to perform a material obligation of this Agreement including but, not limited to, those items set forth in Sections 13.C.ii. through 13.C.vi. above, and such failure continues for a period of 30 days after the breaching party receives notice of the breach unless a lesser time is provided for under the Rules.

        ix. False Representation. Any representation and warranty by a party is or becomes false or misleading in any material respect as of the date made, or becomes false or misleading at any time during the term of this Agreement.

        x. Third Party Action. Visa or MasterCard requires Member or NOVA to terminate this Agreement or cease processing transactions.

D. Action upon an Event of Default. Upon the occurrence of an Event of Default, NOVA may take the following action:

        i. suspend processing privileges and terminate this Agreement,

        ii. create a Reserve Account, or

        iii. any other reasonable action deemed necessary by NOVA or Member to protect their interests.

E. Action upon Termination.

        i. Terminated Merchant File. You acknowledge that Member and/or NOVA is required to report your business name and the name of Merchant's principals to Visa and MasterCard when Merchant is terminated due to the reasons listed in the Rules. You will waive and hold harmless NOVA and Member for all claims and liabilities you may raise as a result of such reporting.

        ii. Merchant Account. All your obligations regarding accepted Sales Drafts will survive termination. You must maintain in the Merchant Account and the Reserve Account enough funds to cover all chargebacks, deposit charges, refunds and fees incurred by you for a reasonable time but, in any event, not less than the time specified in this Agreement. You authorize Member to debit those accounts, or any other account maintained under this Agreement, for all such amounts. If the amount in the Merchant Account and Reserve Account is not adequate, you will pay Member and NOVA the amount you owe them upon demand, together with all costs and expenses incurred to collect that amount, including reasonable attorneys' fees.

        iii. Equipment. Within 20 business days of the date of termination, you must return all equipment owned by NOVA and immediately pay NOVA any amounts you owe it for equipment costs.

        iv. Early Termination. If you terminate this Agreement before the end of the Initial Term, you will immediately pay us, as liquidated damages, an early termination fee equal to: 10% of the Anticipated Fee if you terminate this

Agreement in the first 12 months immediately after the Effective Date. "Anticipated Fee" means an amount equal to the monthly NOVA Processing Fee set forth in the Schedule of Fees, multiplied by the number of remaining months in the Initial Term of the Agreement. You agree that the early termination fee is not a penalty, but rather is reasonable in light of the financial harm caused by your early termination.

14. Compliance With Laws And Rules. You agree to comply with all rules and operating regulations issued from time to time by MasterCard and Visa and any policies and procedures provided by Member or NOVA (collectively, the "Rules'). The Rules are incorporated into this Agreement by reference as if they were funny set forth in this Agreement. You further agree to comply with all applicable state, federal and local laws, rules and regulations (collectively, the "Laws"), as amended from time to time affecting acceptance of the cards, processing of card transactions, and the transactions contemplated by this Agreement. You will assist Member and NOVA in complying in a complete and timely manner with all Laws and Rules now or hereafter applicable to any Card transaction or this Agreement. You will execute and deliver to Member and NOVA all such instruments they may from time to time reasonably deem necessary,

15. Use of Trademarks and Confidentiality.

A. Use of Trademarks. Your use of Visa and MasterCard marks will fully comply with the Rules. Your right to use the Visa and MasterCard mark will terminate upon termination of this Agreement. Your use of Visa, MasterCard or other cards' promotional materials will not indicate, directly or indirectly, that Visa or MasterCard endorse any goods or services other than their own and you may not refer to Visa or MasterCard in stating eligibility for your products or services.

B. Confidentiality.

        i. Cardholder Information. You will not disclose to any third party Cardholders' account information or other personal information except to an agent of yours assisting in completing a Card transaction, or as required by law. You must keep all systems and media containing account, Cardholder, or transaction information (physical or electronic including, but not limited to, account numbers, card imprints and TIDs) in a secure manner to prevent access by or disclosure to anyone other than your authorized personnel. You must destroy all material containing Cardholders' account numbers, Card imprints, Sales Drafts, credit vouchers and carbons (except for Sales Drafts maintained in accordance with this Agreement, Laws, and the Rules). Further, you must take all steps reasonably necessary to ensure Cardholder information is not disclosed or otherwise misused. You may not retain or store magnetic stripe of CVV2 data after authorization.

        ii. Prohibitions. You will not use for your own purposes, will not disclose to any third party, and will retain in strictest confidence all information and data belonging to or relating to the business of NOVA (including without limitation the terms of this Agreement), and will safeguard such information and data by using the same degree of care that you use to protect your own confidential information.

C. Return to NOVA. All promotional materials, advertising displays, emblems, Sales Drafts, credit memoranda and other forms supplied to you and not purchased by you or consumed in use will remain the property of NOVA and will be immediately returned to NOVA upon termination of this Agreement. You will be fully liable for any and all loss, cost, and expense suffered or incurred by NOVA, arising out of or resulting from any failure to return or destroy such materials following termination.

16. General Provisions.

A. Entire Agreement. This Agreement, including the Schedule of Fees, the completed Application, the Rules, and any amendment or supplement to this Agreement made in accordance with the procedures set forth in Section 16.K. below constitutes the entire agreement between the parties, and all prior or other agreements or representations, written or oral, are merged in and superseded by this Agreement.

B. Governing Law. This Agreement will be governed by the laws of the State of Georgia, except that Section 16.F shall be governed by the Federal Arbitration Act. The parties agree that all performances and transactions under this Agreement will be deemed to have occurred in Georgia and that Merchant's entry into and performance of this Agreement will be deemed to be the transaction of business within the State of Georgia.

C. Exclusivity. During the initial and any renewal term of this Agreement, you may enter into an agreement with any other entity that provides credit card or debit card processing services similar to those provided by NOVA and Member as contemplated by this Agreement without NOVA's prior written consent, provided, however that you give written notice to NOVA within 7 business days of entering into such an agreement.

D. Construction. The headings used in this Agreement are inserted for convenience only and will not affect the interpretation of any provision. The language used will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

E. Assignability. This Agreement may be assigned by Member or NOVA, but may not be assigned by Merchant directly or by operation of law, without the prior written consent of Member and NOVA.

F. Arbitration. All claims or controversies, or other matters in question, between the parties arising out of or related to this Agreement or the relationship between the parties that are not otherwise settled by agreement of parties will be submitted to and decided by arbitration held in Atlanta, Georgia in accordance with the rules of the American Arbitration Association. The arbitrator will have the authority to award any remedy or relief that a court in Georgia could order or grant, including, without limitation, specific performance, issuance of an injunction, or imposition of sanctions for abuse or frustration of the arbitration process. The parties agree that the underlying Agreement between the parties involves interstate commerce and that, notwithstanding the choice of law provision in Section 16.B, any arbitration shall be governed by the Federal Arbitration Act.

G. Notices. Any written notice under this Agreement will be deemed given upon the earlier of (i) actual receipt or (ii) five days after being deposited in the United States mail, and addressed to the last address shown on the records of the sender.

H. Bankruptcy. You will immediately notify Member and NOVA of any bankruptcy, receivership, insolvency or similar action or proceeding initiated by or against Merchant or any of its principals. You will include Member and NOVA on the list and matrix of creditors as filed with the Bankruptcy Court, whether or not a claim may exist at the time of filing, and failure to do so will be cause for immediate termination or any other action available to NOVA under applicable Rules or Law. You acknowledge that this Agreement constitutes an executory contract to make a loan, or extend other debt financing or financial accommodations to or for the benefit of you, and, as such, cannot be assumed or assigned in the event of your bankruptcy.

I. Attorney's Fees. Merchant will be liable for and will indemnify and reimburse Member and NOVA for all attorneys' fees and other costs and expenses paid or incurred by Member and NOVA in the enforcement of this Agreement, or in collecting any amounts due from Merchant to Member or NOVA or resulting from any breach by Merchant of this Agreement.

J. Customer Contact. You authorize Member and NOVA to contact your customers if they determine that such contact is necessary solely to find out information about any Card transaction between you and the customer.

K. Amendments. Member and NOVA may propose amendments or additions to this Agreement including but, not limited to, changes in interchange, fees, assessments, and the Rules. Member or NOVA will inform you of a proposed change in a periodic statement or other written notice. You will be deemed to have agreed to the change if you continue to present transactions to Member and NOVA after 30 days following the mailing of the notice. Notwithstanding the previous sentence, changes to fees authorized by this Agreement will be effective upon notice to you, unless a later effective date is provided.

L. Severability and Waiver. If any provision of this Agreement is illegal, the invalidity of that provision will not affect any of the remaining provisions and this Agreement will be construed as if the illegal provision is not contained in the Agreement. Neither the failure nor delay by Member or NOVA to exercise, or partially exercise, any right under this Agreement will operate as a waiver or estoppel of such right, nor shall it amend this Agreement. All waivers must be signed by NOVA.

M. Independent Contractors. NOVA, Member and Merchant will be deemed independent contractors and none will be considered agent, joint venturer or partner of the other.

N. Employee Actions. NOVA and the Merchant are responsible for their respective employees' actions while in their respective employ.

O. Survival. All provisions that by their context are intended to survive termination of this Agreement will so survive.

NBO Systems, Inc.

By: /s/ C. Foley

Name: Christopher Foley

Title: CFO

Date: 10/4/04

NOVA Information Systems, Inc.

By: /s/ Timothy Miller

Name: Timothy Miller

Title: SVP

Date: 10/18/04

U.S. Bank, N.A.

By: /s/ Timothy Miller

Name: Timothy Miller

Title:: SVP

Date: 10/14/04 ("Effective Date")

NBO Systems, Inc.

Schedule of Fees

Merchant shall pay the following fees and expenses:

[

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]

NBO Systems, Inc.

By: /s/ C. Foley

Title: CFO

Date: 10/4/04